SECURITIES AND EXCHANGE COMMISSION
                                         Washington, D.C.  20549


                                                FORM 8-K



                                             CURRENT REPORT
                                 Pursuant to Section 13 or 15(d) of the
                                     Securities Exchange Act of 1934



                           Date of Report (Date of earliest event reported):
                                            January 18, 2000



                                       CONTINENTAL AIRLINES, INC.
                         (Exact name of registrant as specified in its charter)



   Delaware                               0-09781              74-2099724
(State or other                         (Commission          (IRS Employer
jurisdiction of                         File Number)       Identification No.)
incorporation)



1600 Smith Street, Dept. HQSEO, Houston, Texas                      77002
  (Address of principal executive offices)                        (Zip Code)


               (713) 324-2950
(Registrant's telephone number, including area code)

Item 5.Other Events.

On January 18, 2000, Continental Airlines, Inc. issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements and Exhibits.

              (c)     Exhibits

                      99.1      Press Release.

                                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CONTINENTAL AIRLINES, INC.



                                                By /s/ Jeffery A. Smisek
                                                       Jeffery A. Smisek
                                                    Executive Vice President
                                                      and General Counsel


January 18, 2000

                                            EXHIBIT INDEX


99.1     Press release, dated January 18, 2000.

                                                               Exhibit 99.1



CONTINENTAL AIRLINES REPORTS
FOURTH QUARTER RESULTS AND
FIFTH STRAIGHT YEAR OF PROFITS

Moves up in the rankings of 100 Best Companies to Work for in America

         HOUSTON, Jan. 18, 2000 -- Continental Airlines (NYSE: CAL and CAL.A) today reported fourth quarter net income of $33 million
($0.48 basic and $0.47 diluted earnings per share), exclusive of previously announced gains and charges. This exceeds First Call's consensus estimate of $0.39 diluted earnings per share.

         The company reported its fifth straight year of profits, with annual net income of $359 million ($5.15 basic and $4.89 diluted earnings per share), excluding special gains and charges.

         Including special gains and charges, the company reported fourth quarter net income of $167 million ($2.46 basic and $2.42 diluted earnings per share) and annual net income of $455 million
($6.54 basic and $6.20 diluted earnings per share).

         The company ended the year with its stock having appreciated
32.5 percent, highest of all the major U.S. airlines.

         "In spite of high fuel prices and a tough revenue environment, we're the best positioned airline for the future," said Gordon Bethune, Continental Airlines' chairman and chief executive officer. "The market has recognized Continental's achievements and potential, as evidenced by our stock appreciation, which during 1999 and over the last five years has outperformed the industry."

                                    Fourth Quarter Operating Results
                                (Exclusive of special gains and charges)

         Fourth quarter passenger revenue rose 11.0 percent to $2.0 billion. Traffic growth continued to outpace capacity increases, with a 13.3 percent increase in revenue passenger miles on a capacity increase of 10.5 percent. This resulted in a record load factor for the quarter of 71.3 percent.

         Revenue per available seat mile (RASM) declined 1.0 percent for the quarter, driven by continued yield pressure in the transatlantic markets.

         Domestic, Latin America and Micronesia operations recorded year-over-year increases in RASM. Detailed statistics by geographic region are shown below:

                              Fourth Quarter 1999 vs. Fourth Quarter 1998
                                                    Passenger Revenue                 RASM
         Domestic                                               6.4%                    1.2%
         Transatlantic                                         22.4%                  (14.1%)
         Latin America                                          7.8%                    6.8%
         Micronesia                                            (8.3%)                  20.7%
         Transpacific                                              --- Not comparable ---

         Continental continued to enjoy domestic yield and length-of-haul adjusted RASM premiums to the industry. Five years ago, Continental lagged behind the industry average in both of these measures.

         Over each of the last eleven quarters, Continental Express' traffic growth has exceeded capacity increases (on a quarter-over-quarter basis) by a strong margin. In the fourth quarter, Continental Express' capacity increased 35.5 percent while traffic jumped 43.9 percent, resulting in a load factor increase of 3.7 percentage points.

         As previously announced, Continental is early retiring six DC-10-30 aircraft (bringing to 13 the total DC-10-30 aircraft that will have been early retired by the end of this year), and replacing certain of those aircraft with narrowbody aircraft in select European markets which have been underperforming in the current revenue environment.

         "We're pleased with the way our traffic growth exceeded our 1999 capacity additions," said Greg Brenneman, Continental's president and chief operating officer. "However, we have been unable to recover the dramatic increase in fuel prices in our revenues."

         Surging fuel prices drove Continental's cost per available seat mile 3.2 percent higher in the fourth quarter as compared to the prior year. On a constant fuel price basis, the company was able to hold unit costs flat year-over-year, as newer, more fuel-efficient aircraft entered the fleet.

         "If fuel costs for the fourth quarter of 1999 remained as they were in the fourth quarter of 1998, our pre-tax income would have exceeded last year's results," said Larry Kellner, Continental's executive vice president and chief financial officer. "However, if high fuel costs continue without an improvement in the revenue environment, the company may not post a profit in the first quarter of 2000, as we have in the past four years."

         During the fourth quarter, Continental announced a joint marketing initiative with KLM Royal Dutch Airlines, moving one step closer to forming a global strategic alliance. The company also acquired a 28 percent stake in Gulfstream International Airlines, a privately held regional carrier serving Florida and the Caribbean.

         Additionally, Continental launched non-stop service from Houston to Sao Paulo, Brazil, and Continental Express added service to Saltillo and Torreon, Mexico.

         Continental also entered into an agreement with Northwest, Delta and United airlines to create an independently owned travel website. To date, 27 U.S. and foreign carriers, including
American and US Airways, have signed up to join the web-based travel service.

         Continental's own website continued to gain momentum, with online bookings increasing 174 percent year-over-year and e-ticket sales as a percent of total sales increasing to 47 percent during the fourth quarter.

                                Fourth Quarter Financial Accomplishments

         During the fourth quarter, Continental continued its previously announced $1.2 billion stock repurchase program. To date, the company has repurchased 18.7 million shares of Class B common stock for $799 million.

         In connection with its stock repurchase program, Continental has held preliminary discussions with Northwest Airlines concerning the acquisition by Continental of all the Class A stock of Continental currently held by Northwest. The alliance between Continental and Northwest is beneficial to both carriers, and any transaction would be designed to preserve and strengthen the benefits of the alliance. Continental desires to simplify its equity capital structure and is committed to continuing to repurchase outstanding equity. The company ended the year with cash and short-term investments of $1.6 billion.

                                            1999 Achievements

         While posting its fifth straight year of profits, the company continued to receive top billing in customer satisfaction polls and achieved other significant milestones.

         - For the second year in a row, Fortune Magazine ranked Continental among the 100 Best Companies to Work for in America, with the carrier moving up 17 positions on the list to No. 23 from No. 40. In addition, Continental was the largest employer of the top 42 corporations and was one of only two airlines to place on the list.
         - In addition to being rated one of the most admired global airlines, Continental again won the J.D. Power award for customer satisfaction.
         - During 1999, Continental took delivery of 58 new Boeing jets and currently flies the youngest jet fleet in the industry. The company retired 61 aircraft in 1999.
         - A record 46 million passengers flew Continental last year, boosting the load factor to an all-time record high of 73.2 percent.
         - E-ticket sales soared to new heights. For all of 1999, e-ticket sales accounted for 41 percent of total sales. Continental's website is rated No. 1 among airline websites in consumer polls, including the prestigious Forrester poll.
         - The company continued to deliver on its promise to bring employees up to industry-standard wages. Additionally, the company paid employees $26 million in on-time performance bonuses and gave away 16 new Ford Explorers for perfect attendance. On Feb. 14, the company will distribute approximately $62 million (4.3 percent of eligible wages) in 1999 profit sharing to its employees.

                                          Corporate Background

         Continental Airlines is the fifth largest airline in the U.S., offering more than 2,200 departures daily to 136 domestic and 87 international destinations. Operating major hubs in New York, Houston and Cleveland, Continental (www.continental.com) has extensive service throughout the Americas, and to Europe and Asia.



                                         --  tables attached --

                                      CONTINENTAL AIRLINES, INC. AND SUBSIDIARIES
                                FINANCIAL SUMMARY - EXCLUDING SPECIAL GAINS AND CHARGES
                                               (In millions of dollars)


                                                                                                        %
                                     Three Months Ended              Three Months Ended             Increase/
                                     December 31, 1999               December 31, 1998              (Decrease)
Operating Revenue:
    Passenger. . . . . . . . . . .               $2,016                           $1,817                  11.0 %
    Cargo and mail . . . . . . . .                   90                               73                  23.3 %
    Other. . . . . . . . . . . . .                   52                               49                   6.1 %
                                                  2,158                            1,939                  11.3 %

Operating Expenses:
    Wages, salaries and
       related costs . . . . . . .                  628                              619                   1.5 %
    Aircraft fuel. . . . . . . . .                  259                              173                  49.7 %
    Aircraft rentals . . . . . . .                  201                              177                  13.6 %
    Maintenance,
       materials and
       repairs . . . . . . . . . .                  149                              127                  17.3 %
    Commissions. . . . . . . . . .                  137                              135                   1.5 %
    Other rentals and
       landing fees. . . . . . . .                  132                              104                  26.9 %
    Depreciation and
       amortization. . . . . . . .                   94                               79                  19.0 %
    Other. . . . . . . . . . . . .                  473                              397                  19.1 %

                                                  2,073                            1,811                  14.5 %

Operating Income . . . . . . . . .                   85                              128                 (33.6) %

Nonoperating Income
    (Expense):
    Net interest
       expense . . . . . . . . . .                  (27)                             (17)                 58.8 %
    Other, net . . . . . . . . . .                   (4)                               -                    NM
                                                    (31)                             (17)                 82.4 %

Income before Income
    Taxes. . . . . . . . . . . . .                   54                              111                 (51.4)%
Income Tax Provision . . . . . . .                  (21)                             (42)                (50.0)%
Distributions on
    Preferred Securities
    of Trust, Net of
    Tax. . . . . . . . . . . . . .                     -                              (3)                   NM
Net Income, excluding
    special gains and
    charges. . . . . . . . . . . .               $    33                         $    66                 (50.0)%

Note: Results for the three months ended December 31, 1999 exclude the positive impact to net income of $134 million from the net gains on the sales of Amadeus Global Travel Distribution, S.A., Equant N.V. and other assets, the fleet disposition/impairment loss for the DC10-30's and other items, and the effect of the change in accounting for the sale of frequent flyer mileage credits.

                                    CONTINENTAL AIRLINES, INC. AND SUBSIDIARIES
                                                   FINANCIAL SUMMARY
                                               (In millions of dollars)
                                                                                                        %
                                     Three Months Ended              Three Months Ended             Increase/
                                     December 31, 1999               December 31, 1998              (Decrease)
Operating Revenue:
    Passenger. . . . . . . . . . .               $2,010                           $1,817                  10.6 %
    Cargo and mail . . . . . . . .                   90                               73                  23.3 %
    Other. . . . . . . . . . . . .                   52                               49                   6.1 %
                                                  2,152                            1,939                  11.0 %

Operating Expenses:
    Wages, salaries and related
       costs . . . . . . . . . . .                  628                              619                   1.5 %
    Aircraft fuel. . . . . . . . .                  259                              173                  49.7 %
    Aircraft rentals . . . . . . .                  201                              177                  13.6 %
    Maintenance, materials and
       repairs . . . . . . . . . .                  149                              127                  17.3 %
    Commissions. . . . . . . . . .                  137                              135                   1.5 %
    Other rentals and landing
       fees. . . . . . . . . . . .                  132                              104                  26.9 %
    Depreciation and
       amortization. . . . . . . .                   94                               79                  19.0 %
    Fleet disposition/impairment
       losses. . . . . . . . . . .                   81                                -                   NM
    Other. . . . . . . . . . . . .                  473                              397                  19.1 %

                                                  2,154                            1,811                  18.9 %

Operating Income
    (Loss) . . . . . . . . . . . .                   (2)                             128                   NM

Nonoperating Income (Expense):
    Net interest
       expense . . . . . . . . . .                  (27)                             (17)                  58.8 %
    Gain on sale of
       Amadeus . . . . . . . . . .                  297                                -                   NM
    Other, net . . . . . . . . . .                    5                                -                   NM
                                                    275                              (17)                  NM

Income before Income
    Taxes. . . . . . . . . . . . .                  273                              111                   NM
Income Tax Provision . . . . . . .                 (106)                             (42)                  NM
Distributions on Preferred
    Securities of Trust,
    Net of Tax . . . . . . . . . .                    -                               (3)                  NM
Net Income . . . . . . . . . . . .               $  167                           $   66                   NM


Note:    Certain reclassifications have been made to prior year's financial results to conform to current year presentation.


                                     CONTINENTAL AIRLINES, INC. AND SUBSIDIARIES
                                FINANCIAL SUMMARY - EXCLUDING SPECIAL GAINS AND CHARGES
                                               (In millions of dollars)
                                                                                                         %
                                        Year Ended                      Year Ended                   Increase/
                                     December 31, 1999               December  31, 1998             (Decrease)
Operating Revenue:
    Passenger. . . . . . . . . . .               $8,148                           $7,456                   9.3 %
    Cargo and mail . . . . . . . .                  303                              275                  10.2 %
    Other. . . . . . . . . . . . .                  220                              196                  12.2 %
                                                  8,671                            7,927                   9.4 %
Operating Expenses:
    Wages, salaries and related
       costs . . . . . . . . . . .                2,510                            2,218                  13.2 %
    Aircraft fuel. . . . . . . . .                  771                              727                   6.1 %
    Aircraft rentals . . . . . . .                  771                              659                  17.0 %
    Maintenance, materials and
       repairs . . . . . . . . . .                  603                              582                   3.6 %
    Commissions. . . . . . . . . .                  576                              583                  (1.2)%
    Other rentals and landing
       fees. . . . . . . . . . . .                  497                              414                  20.0 %
    Depreciation and
       amortization. . . . . . . .                  360                              294                  22.4 %
    Other. . . . . . . . . . . . .                1,870                            1,627                  14.9 %

                                                  7,958                            7,104                  12.0 %

Operating Income . . . . . . . . .                  713                              823                 (13.4)%

Nonoperating Income (Expense):
    Net interest
       expense . . . . . . . . . .                 (107)                             (64)                 67.2 %
    Other, net . . . . . . . . . .                  (21)                              11                  NM

                                                   (128)                             (53)                  NM

Income before Income
    Taxes. . . . . . . . . . . . .                  585                              770                 (24.0)%
Income Tax Provision . . . . . . .                 (226)                            (293)                (22.9)%
Distributions on Preferred
    Securities of Trust,
    Net of Tax . . . . . . . . . .                    -                              (13)                  NM
Net Income, excluding special
    gains and charges. . . . . . .               $  359                           $  464                 (22.6)%

Note: Results for the year ended December 31, 1999 exclude the positive impact to net income of $96 million from the net gains on the sales of Amadeus, Equant and other assets, the fleet disposition/impairment loss for the DC10-30's and other items, and the effect of the changes in accounting for start-up costs and the sale of frequent flyer mileage credits.

Results for the year ended December 31, 1998 exclude the negative impact to net income of $81 million from the fleet disposition/impairment charge for the early retirement of certain jet and turboprop aircraft and the extraordinary loss on early extinguishment of debt.

                                    CONTINENTAL AIRLINES, INC. AND SUBSIDIARIES
                                                   FINANCIAL SUMMARY
                                               (In millions of dollars)
                                                                                                         %
                                         Year Ended                      Year Ended                 Increase/
                                     December 31, 1999               December 31, 1998              (Decrease)
Operating Revenue:
    Passenger. . . . . . . . . . .               $8,116                           $7,456                   8.9 %
    Cargo and mail . . . . . . . .                  303                              275                  10.2 %
    Other. . . . . . . . . . . . .                  220                              196                  12.2 %
                                                  8,639                            7,927                   9.0 %
Operating Expenses:
    Wages, salaries and related
       costs . . . . . . . . . . .                2,510                            2,218                  13.2 %
    Aircraft fuel. . . . . . . . .                  771                              727                   6.1 %
    Aircraft rentals . . . . . . .                  771                              659                  17.0 %
    Maintenance, materials and
       repairs . . . . . . . . . .                  603                              582                   3.6 %
    Commissions. . . . . . . . . .                  576                              583                  (1.2)%
    Other rentals and landing
       fees. . . . . . . . . . . .                  497                              414                  20.0 %
    Depreciation and
       amortization. . . . . . . .                  360                              294                  22.4 %
    Fleet dispositions/impairment
       losses. . . . . . . . . . .                   81                              122                 (33.6)%
    Other. . . . . . . . . . . . .                1,870                            1,627                  14.9 %
                                                  8,039                            7,226                  11.3 %
Operating Income . . . . . . . . .                  600                              701                 (14.4)%

Nonoperating Income (Expense):
    Net interest
       expense . . . . .                           (107)                             (64)                 67.2 %
    Gain on sale of
       Amadeus . . . . . . . . . .                  297                                -                  NM
    Other, net . . . . . . . . . .                    8                               11                 (27.3)%
                                                    198                              (53)                  NM
Income before Income Taxes,
    Cumulative Effect of Accounting
    Changes and Extraordinary
    Charge . . . . . . . . . . . .                  798                              648                  23.1 %
Income Tax Provision . . . . . . .                 (310)                            (248)                 25.0 %
Distributions on Preferred
    Securities of Trust,
    Net of Tax . . . . . . . . . .                    -                              (13)                 NM
Income before Cumulative Effect
    of Accounting Changes
    and Extraordinary
    Charge . . . . . . . . . . . .                  488                              387                  26.1 %
Cumulative Effect of Accounting
    Changes, Net of
    Tax. . . . . . . . . . . . . .                  (33)                               -                    NM
Extraordinary Charge, Net of
    Tax. . . . . . . . . . . . . .                    -                               (4)                   NM
Net Income . . . . . . . . . . . .               $  455                           $  383                  18.8 %

Note:    Certain reclassifications have been made to the prior year's financial results to conform to current year presentation.

                                    CONTINENTAL AIRLINES, INC. AND SUBSIDIARIES
                                   STATISTICS - EXCLUDING SPECIAL GAINS AND CHARGES
                                               (jet operations only) (a)


                                                     Three Months                        %
                                                  Ended December 31,                 Increase/
                                                   1999                1998          (Decrease)
Enplanements (thousands) . . . . . . . . . .          11,347              10,637             6.7 %
Revenue passenger miles
  (millions) . . . . . . . . . . . . . . . .          14,972              13,219            13.3 %
Available seat miles
  (millions) . . . . . . . . . . . . . . . .          20,985              18,988            10.5 %
Passenger load factor. . . . . . . . . . . .           71.3%               69.6%             1.7 pts.
Breakeven passenger load
  factor . . . . . . . . . . . . . . . . . .           68.4%               63.2%             5.2 pts.
Passenger revenue per
  available seat mile
  (cents). . . . . . . . . . . . . . . . . .            8.73                8.82            (1.0)%
Total revenue per available
  seat mile (cents). . . . . . . . . . . . .            9.53                9.56            (0.3)%
Cost per available seat
  mile (cents) . . . . . . . . . . . . . . .            9.16                8.88             3.2 %
Average yield per revenue
  passenger mile (cents) . . . . . . . . . .           12.23               12.66            (3.4) %
Average price per gallon of
  fuel, excluding fuel
  taxes (cents). . . . . . . . . . . . . . .           63.45               44.36            43.0 %
Average price per gallon of
  fuel, including fuel
  taxes (cents). . . . . . . . . . . . . . .           67.42               48.40            39.3 %
Fuel gallons consumed
  (millions) . . . . . . . . . . . . . . . .             384                 372             3.2 %
Actual aircraft in fleet
  at end of period (b) . . . . . . . . . . .             363                 363             -
Average stage length . . . . . . . . . . . .           1,128               1,057             6.7 %

                                                       Year                                        %
                                                  Ended December 31,                             Increase/
                                               1999                          1998                (Decrease)
Enplanements (thousands) . . . . . . . . . .          45,540                       43,625                4.4 %
Revenue passenger miles
  (millions) . . . . . . . . . . . . . . . .          60,022                       53,910               11.3 %
Available seat miles
  (millions) . . . . . . . . . . . . . . . .          81,946                       74,727                9.7 %
Passenger load factor. . . . . . . . . . . .           73.2%                        72.1%                1.1 pts.
Breakeven passenger load
  factor . . . . . . . . . . . . . . . . . .           65.2%                        61.6%                3.6 pts.
Passenger revenue per
  available seat mile
  (cents). . . . . . . . . . . . . . . . . .            9.10                         9.23               (1.4) %
Total revenue per
  available seat mile
  (cents). . . . . . . . . . . . . . . . . .            9.85                         9.95               (1.0) %
Cost per available
  seat mile (cents)  . . . . . . . . . . . .            9.03                         8.89                1.6 %
Average yield per revenue
  passenger mile
  (cents). . . . . . . . . . . . . . . . . .           12.43                        12.79               (2.8)%
Average price per gallon of
  fuel, excluding fuel
  taxes (cents). . . . . . . . . . . . . . .           47.31                        46.83                1.0 %
Average price per gallon
  of fuel, including fuel
  taxes (cents). . . . . . . . . . . . . . .           51.51                        51.20                0.6 %
Fuel gallons consumed
  (millions) . . . . . . . . . . . . . . . .           1,542                        1,487                3.7 %
Actual aircraft in fleet
  at end of period (b) . . . . . . . . . . .             363                          363                -
Average stage length . . . . . . . . . . . .           1,114                        1,044                6.7 %

Note: Continental has entered into block space arrangements with certain other carriers whereby one or more of the Parties is obligated to purchase capacity on the other carrier. The tables above do not include the statistics for the capacity that was purchased by another carrier.

(a)  Excludes regional jets operated by Continental Express
(b) Excludes four and six all-cargo 727 aircraft at CMI in 1999 and 1998, respectively

                                     CONTINENTAL AIRLINES, INC. AND SUBSIDIARIES
                               EARNINGS PER SHARE - EXCLUDING SPECIAL GAINS AND CHARGES
                                         (In millions, except per share data)


                                           Three Months Ended                  Three Months Ended
                                           December 31, 1999                   December 31, 1998
                                             Basic           Diluted             Basic           Diluted
                                             EPS               EPS               EPS               EPS
Net Income                                    $167               $167             $ 66                $ 66

Special Gains and Charges                     (134)              (134)               -                   -

Net Income excluding
  Special Gains and
  Charges                                       33                 33               66                  66

Net Interest Added Back on
  Convertible Securities                         -                  -                -                   5

Adjusted Net Income                             33                 33               66                  71

Shares Used for
  Computation                                 67.7               68.9             61.3                78.3

Earnings Per Share
  Excluding Special
  Gains and Charges                          $0.48              $0.47            $1.08               $0.91

                                             Year Ended                          Year Ended
                                         December 31, 1999                   December 31, 1998
                                             Basic           Diluted             Basic           Diluted
                                             EPS               EPS               EPS               EPS
Net Income                                    $455               $455             $383                $383

Special Gains and Charges                      (96)               (96)              81                  81

Net Income excluding
  Special Gains and
  Charges                                      359                359              464                 464

Net Interest Added Back on
  Convertible Securities                         -                  4                -                  20

Adjusted Net Income                            359                363              464                 484

Shares Used for
  Computation                                 69.5               73.9             60.3                80.3

Earnings Per Share
  Excluding Special
  Gains and Charges                         $ 5.15             $ 4.89           $ 7.68              $ 6.03

                                     CONTINENTAL AIRLINES, INC. AND SUBSIDIARIES
                                                  EARNINGS PER SHARE
                                         (In millions, except per share data)


                                                                                                        %
                                     Three Months Ended              Three Months Ended             Increase/
                                     December 31, 1999               December 31, 1998              (Decrease)
Earnings per Common
  Share                                           $ 2.46                       $ 1.08                    127.8 %

Earnings per Common Share
  Assuming Dilution                              $  2.42                       $ 0.91                    165.9 %

Shares used for Computation:
    Basic                                           67.7                         61.3                     10.4 %
    Diluted                                         68.9                         78.3                    (12.0)%




                                                                                                        %
                                         Year Ended                      Year Ended                 Increase/
                                     December 31, 1999               December  31, 1998             (Decrease)
Earnings per Common Share:
  Income Before Cumulative
    Effect of Accounting
    Changes and Extra-
    ordinary Charge                               $ 7.02                       $ 6.40                      9.7 %
  Cumulative Effect of
    Accounting Changes                             (0.48)                           -                      NM
  Extraordinary Charge                                 -                        (0.06)                     NM
  Net Income                                      $ 6.54                       $ 6.34                      3.2 %

Earnings per Common Share
  Assuming Dilution:
  Income Before Cumulative
    Effect of Accounting
    Changes and Extra-
    ordinary Charge                               $ 6.64                       $ 5.06                     31.2 %
  Cumulative Effect of
    Accounting Changes                             (0.44)                           -                      NM
  Extraordinary Charge                                 -                        (0.04)                     NM
  Net Income                                      $ 6.20                       $ 5.02                     23.5 %


Shares used for Computation:
    Basic                                           69.5                         60.3                     15.3 %
    Diluted                                         73.9                         80.3                     (8.0)%


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